Third Quarter 2014 Business Review Jonathan W. Painter, President & CEO Thomas M. O’Brien, Executive Vice President & CFO

2 KAI 3Q14 Business Review–October 28, 2014 © 2014 Kadant Inc. All rights reserved. Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our expected future financial and operating performance, demand for our products, and economic and industry outlook. Our actual results may differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s quarterly report on Form 10-Q for the period ended June 28, 2014. These include risks and uncertainties relating to our dependence on process industries; significance of sales and operation of manufacturing facilities in China; oriented strand board market and levels of residential construction activity; commodity and component price increases or shortages; dependence on certain suppliers; international sales and operations; our acquisition strategy; our internal growth strategy; fluctuations in currency exchange rates; competition; soundness of suppliers and customers; our effective tax rate; future restructurings; soundness of financial institutions; our debt obligations; restrictions in our credit agreement; reliance on third-party research; protection of patents and proprietary rights; failure of our information systems or breaches of data security; fluctuations in our share price; and anti-takeover provisions. We undertake no obligation to publicly update any forward- looking statement, whether as a result of new information, future events, or otherwise.

3 KAI 3Q14 Business Review–October 28, 2014 © 2014 Kadant Inc. All rights reserved. Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenues excluding the effect of acquisitions and foreign currency translation, adjusted operating income, adjusted net income, adjusted diluted EPS, and adjusted earnings before interest, taxes, depreciation, and amortization. A reconciliation of those numbers to the most directly comparable U.S. GAAP financial measures is shown in our 2014 third quarter earnings press release issued October 27, 2014, which is available in the Investors section of our website at www.kadant.com under the heading Recent News.

4 KAI 3Q14 Business Review–October 28, 2014 © 2014 Kadant Inc. All rights reserved. BUSINESS REVIEW Jonathan W. Painter President & CEO

5 KAI 3Q14 Business Review–October 28, 2014 © 2014 Kadant Inc. All rights reserved. Q3 2014 Financial Highlights ($ Millions, except per share amounts) Q3 2014 Q3 2013 % CHANGE Revenue $98.7 $91.3 8.1% Gross Margin 44.7% 43.9% n.m. Net Income1 $6.7 $6.5 2.9% Adjusted EBITDA1 $13.4 $12.3 9.1% Diluted EPS1 $0.60 $0.57 5.3% Adjusted Diluted EPS1 $0.63 $0.57 10.5% Bookings $100.5 $81.6 23.1% Backlog $127.7 $98.5 29.6% Cash Flow $15.2 $12.6 20.5% 1 From continuing operations. Percent change calculated using actual numbers reported in our Q3 2014 earnings release dated October 27, 2014.

6 KAI 3Q14 Business Review–October 28, 2014 © 2014 Kadant Inc. All rights reserved. Bookings and Revenues US$ (millions) $0 $20 $40 $60 $80 $100 $120 Bookings Revenues

7 KAI 3Q14 Business Review–October 28, 2014 © 2014 Kadant Inc. All rights reserved. Parts and Consumables Bookings and Revenues US$ (millions) $0 $10 $20 $30 $40 $50 $60 $70 Bookings Revenues

8 KAI 3Q14 Business Review–October 28, 2014 © 2014 Kadant Inc. All rights reserved. REGIONAL PERFORMANCE

9 KAI 3Q14 Business Review–October 28, 2014 © 2014 Kadant Inc. All rights reserved. North America Bookings and Revenues US$ (millions) $0 $10 $20 $30 $40 $50 $60 $70 $80 Bookings Revenues

10 KAI 3Q14 Business Review–October 28, 2014 © 2014 Kadant Inc. All rights reserved. Europe Bookings and Revenues US$ (millions) $0 $5 $10 $15 $20 $25 $30 Bookings Revenues

11 KAI 3Q14 Business Review–October 28, 2014 © 2014 Kadant Inc. All rights reserved. China Bookings and Revenues US$ (millions) $0 $5 $10 $15 $20 $25 $30 $35 $40 Bookings Revenues

12 KAI 3Q14 Business Review–October 28, 2014 © 2014 Kadant Inc. All rights reserved. South America Bookings and Revenues US$ (millions) $0 $2 $4 $6 $8 $10 $12 $14 $16 Bookings Revenues

13 KAI 3Q14 Business Review–October 28, 2014 © 2014 Kadant Inc. All rights reserved. Guidance for Continuing Operations • Q4 2014 GAAP diluted EPS of $0.72 to $0.74 • Q4 2014 revenues of $104 to $106 million • FY 2014 GAAP diluted EPS of $2.47 to $2.49 • FY 2014 revenues of $401 to $403 million

14 KAI 3Q14 Business Review–October 28, 2014 © 2014 Kadant Inc. All rights reserved. FINANCIAL REVIEW Thomas M. O’Brien Executive Vice President & Chief Financial Officer

15 KAI 3Q14 Business Review–October 28, 2014 © 2014 Kadant Inc. All rights reserved. Quarterly Gross Margins 44.0% 45.1% 44.1% 42.4% 47.6% 45.7% 42.7% 38.6% 45.6% 43.7% 43.4% 43.0% 47.3% 48.6% 43.9% 43.9% 45.2% 43.0% 44.7% 36% 38% 40% 42% 44% 46% 48% 50%

16 KAI 3Q14 Business Review–October 28, 2014 © 2014 Kadant Inc. All rights reserved. Quarterly SG&A 25% 30% 35% 40% 45% $0 $10 $20 $30 $40 SG&A SG&A as a % of Revenues

17 KAI 3Q14 Business Review–October 28, 2014 © 2014 Kadant Inc. All rights reserved. 3Q13 to 3Q14 Diluted EPS from Continuing Operations $0.57 $0.06 $0.14 $0.01 ($0.10) ($0.03) ($0.03) ($0.02) $0.60 $0.00 $0.25 $0.50 $0.75 $1.00

18 KAI 3Q14 Business Review–October 28, 2014 © 2014 Kadant Inc. All rights reserved. Cash Flow ($ Millions) 3Q14 3Q13 Income from Continuing Operations $6.7 $6.5 Depreciation and Amortization 2.7 2.3 Stock-Based Compensation 1.4 1.2 Other Items 0.2 0.1 Change in Current Assets & Liabilities (excl. acquisitions) 4.2 2.5 Cash Provided by Continuing Operations $15.2 $12.6

19 KAI 3Q14 Business Review–October 28, 2014 © 2014 Kadant Inc. All rights reserved. Key Working Capital Metrics 3Q14 2Q14 3Q13 Days in Receivables 66 61 64 Days in Inventory 97 92 92 Days in Payables 46 44 46 92 92 97 64 61 66 46 44 46 20 40 60 80 100 120 Days in Inventory Days in Receivables Days in Payables

20 KAI 3Q14 Business Review–October 28, 2014 © 2014 Kadant Inc. All rights reserved. Working Capital and Cash Conversion Days 3Q14 2Q14 3Q13 Working Capital % LTM Revenues* 14.0% 15.7% 14.4% Cash Conversion Days** 117 days 109 days 110 days *Working Capital is defined as current assets less current liabilities, excluding cash, debt, and the discontinued operation. ** Based on days in receivables plus days in inventory less days in accounts payable. 0 50 100 150 200 0% 5% 10% 15% 20% Da ys % o f R eve nu e Cash Conversion Days Working Capital % LTM Revenues *

21 KAI 3Q14 Business Review–October 28, 2014 © 2014 Kadant Inc. All rights reserved. Cash and Debt ($ Millions) 3Q14 2Q14 3Q13 Cash, cash equivalents, and restricted cash $41.7 $37.7 $73.2 Debt (23.0) (28.2) (14.5) Net Cash $18.7 $9.5 $58.7 $20.5 $24.2 $26.6 $39.1 $40.0 $28.6 $30.7 $35.4 $30.9 $30.1 $41.5 $47.7 $51.8 $48.5 $58.7 $11.6 $14.3 $9.5 $18.7 $0 $10 $20 $30 $40 $50 $60

22 KAI 3Q14 Business Review–October 28, 2014 © 2014 Kadant Inc. All rights reserved. Leverage Ratio * Calculated by adding or subtracting certain items, as required by our Credit Facility, from Adjusted EBITDA. Under our new Credit Facility entered into on August 3, 2012 total debt is defined as debt less domestic cash of up to $25 million. For periods prior to 3Q12, total debt was not reduced for domestic cash. 0.22 0.320.42 0.00 0.50 1.00 1.50 2.00 Debt/EBITDA *

23 KAI 3Q14 Business Review–October 28, 2014 © 2014 Kadant Inc. All rights reserved. Questions & Answers To ask a question, please call 877-703-6107 within the U.S. or +1-857-244-7306 outside the U.S. and reference 83375884. Please mute the audio on your computer.

24 KAI 3Q14 Business Review–October 28, 2014 © 2014 Kadant Inc. All rights reserved. Q3 2014 Key Take-Aways • Solid quarter with excellent cash flow and gross margin • Parts and consumables revenues set a new record and represented 64% of total revenues • Strong business activity in North America, less so overseas • 2014 expected to be a record-setting year for bookings, revenue, adjusted EBITDA, and adjusted EPS

Third Quarter 2014 Business Review Jonathan W. Painter, President & CEO Thomas M. O’Brien, Executive Vice President & CFO